SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable agreed to acquire up to an incremental 15% ownership in Isagen S.A. E.S.P. for up to $1 billion. The closing of this transaction is expected to occur in the third quarter of 2025. Brookfield Renewable will continue to consolidate this business.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to acquire a 40% interest in a renewable platform with 188 MW of operating and under construction distributed generation assets in South America for approximately $28 million ($3 million net to Brookfield Renewable). The closing of this transaction is expected to occur in the second half of 2025 and is subject to customary closing conditions.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, reached agreements to sell two 25% interests in a portfolio of 450 MW portfolio of operating hydroelectric assets in the U.S. for expected proceeds of approximately $522 million ($250 million net to Brookfield Renewable). The closing of this transaction is subject to customary closing conditions.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to sell its 50% interest in a multi-national distributed generation development business for proceeds for approximately €57 million ($67 million) (€11 million ($13 million) net to Brookfield Renewable). Brookfield Renewable accounts for this investment under the equity method.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to acquire a 100% interest in a portfolio of distributed generation assets in Spain for approximately €116 million ($136 million) (€23 million ($27 million) net to Brookfield Renewable). The portfolio of assets will be contributed into a U.K. distributed generation platform at the same valuation.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to sell a portfolio of 317 MW of operating wind assets in Australia for proceeds of approximately A$258 million ($168 million) (A$24 million ($16 million) net to Brookfield Renewable). The closing of this transaction is expected to occur in the second half of 2025 and is subject to customary closing conditions.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the sale of a 650 MW portfolio of operating and under construction wind, solar and battery projects in Australia that were included as part of a pre-existing sale and purchase agreement at the time of the Neoen acquisition.